Exhibit 99.1

H.B. Fuller Consolidated Financial Information (Restated for Pension Adjustment)

In thousands (unaudited)

Quarter Ended March 3, 2018
	Prior	Pension Adjustment	Recast
Cost of sales	$(525,374)	$(2,192)	$(527,566)
Selling, general & administrative expense	$(151,020)	$(1,687)	$(152,707)
Other income (expense), net	$1,033	$3,879	$4,912
Net impact	$(675,361)	$-	$(675,361)

Quarter Ended June 2, 2018
	Prior	Pension Adjustment	Recast
Cost of sales	$(567,002)	$(2,199)	$(569,201)
Selling, general & administrative expense	$(145,199)	$(1,690)	$(146,889)
Other income (expense), net	$3,850	$3,889	$7,739
Net impact	$(708,351)	$-	$(708,351)

Quarter Ended September 1, 2018
	Prior	Pension Adjustment	Recast
Cost of sales	$(552,903)	$(2,174)	$(555,077)
Selling, general & administrative expense	$(146,069)	$(1,670)	$(147,739)
Other income (expense), net	$(1,375)	$3,844	$2,469
Net impact	$(700,347)	$-	$(700,347)

Quarter Ended December 1, 2018
	Prior	Pension Adjustment	Recast
Cost of sales	$(558,829)	$(2,171)	$(561,000)
Selling, general & administrative expense	$(139,844)	$(3,088)	$(142,932)
Other income (expense), net	$(2,324)	$5,259	$2,935
Net impact	$(700,997)	$-	$(700,997)

Year Ended December 1, 2018
	Prior	Pension Adjustment	Recast
Cost of sales	$(2,204,108)	$(8,736)	$(2,212,844)
Selling, general & administrative expense	$(582,132)	$(8,135)	$(590,267)
Other income (expense), net	$1,184	$16,871	$18,055
Net impact	$(2,785,056)	$-	$(2,785,056)

H.B. Fuller Consolidated Financial Information (Restated for Pension Adjustment)

Regulation G Reconciliation

In thousands (unaudited)

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Year Ended
	March 3, 2018	June 2, 2018	September 1, 2018	December 1, 2018	December 1, 2018

Net revenue	713,079	789,387	770,107	768,429	3,041,002

Gross profit	$185,513	$220,186	$215,030	$207,429	$828,158
Gross profit margin	26.0%	27.9%	27.9%	27.0%	27.2%

Adjustments:
Acquisition project costs	103	70	1,823	526	2,522
Organizational realignment	231	446	621	235	1,533
Royal restructuring and integration	224	603	1,389	2,810	5,026
Other	-	-	-	2,407	2,407
Adjusted gross profit [1]	$186,071	$221,305	$218,863	$213,407	$839,646
Adjusted gross profit margin [1]	26.1%	28.0%	28.4%	27.8%	27.6%

1 Adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit and adjusted gross profit margin are defined as gross profit and gross profit margin excluding the specific adjustments shown above. The table above provides a reconciliation of adjusted gross profit and gross profit margin to gross profit and gross profit margin, the most directly comparable financial measures determined and reported in accordance with GAAP.

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Year Ended
	March 3, 2018	June 2, 2018	September 1, 2018	December 1, 2018	December 1, 2018

Selling, general and administrative expenses	(152,707)	(146,889)	(147,739)	(142,932)	(590,267)

Adjustments:
Acquisition project costs	456	379	279	323	1,437
Tonsan call option agreement	48	(2,373)	2	3,450	1,127
Organizational realignment	179	406	413	309	1,307
Royal restructuring and integration	7,230	5,925	5,101	5,114	23,370
Tax reform	-	-	-	305	305
Project ONE	2,144	1,558	2,564	601	6,867
Other	6	21	-	380	407
Adjusted selling, general and administrative expenses [2]	$(142,644)	$(140,973)	$(139,380)	$(132,450)	$(555,447)

2 Adjusted selling, general and administrative expenses is a non-GAAP financial measure. Adjusted selling, general and administrative expense is defined as selling, general and administrative expenses excluding the specific adjustments shown above. The table above provides a reconciliation of adjusted selling, general and administrative expenses to selling, general and administrative expenses, the most directly comparable financial measure determined and reported in accordance with GAAP.

H.B. Fuller Segment Financial Information (Restated for Pension Adjustment and Customer Realignment)

Fiscal year ended December 1, 20183

In thousands (unaudited)

	Quarter Ended March 3, 2018	Quarter Ended June 2, 2018	Quarter Ended September 1, 2018	Quarter Ended December 1, 2018	Year Ended December 1, 2018
Net Revenue
Americas Adhesives	$250,963	$266,232	$268,736	$265,434	$1,051,365
EIMEA	$168,978	$182,175	$171,505	$174,790	$697,448
Asia Pacific	$66,609	$74,421	$65,960	$71,172	$278,162
Construction Adhesives	$98,257	$122,891	$123,977	$106,921	$452,046
Engineering Adhesives	$128,272	$143,668	$139,929	$150,112	$561,981
Total H.B. Fuller	$713,079	$789,387	$770,107	$768,429	$3,041,002

Segment Operating Income
Americas Adhesives	$14,537	$26,782	$31,474	$26,173	$98,966
EIMEA	$5,892	$10,623	$6,199	$6,875	$29,589
Asia Pacific	$2,305	$5,023	$3,677	$6,737	$17,742
Construction Adhesives	$461	$12,042	$11,907	$6,008	$30,418
Engineering Adhesives	$9,611	$18,827	$14,034	$18,704	$61,176
Total H.B. Fuller	$32,806	$73,297	$67,291	$64,497	$237,891

Adjusted EBITDA
Americas Adhesives	$29,639	$40,567	$47,437	$42,263	$159,907
EIMEA	$16,259	$21,595	$16,597	$18,702	$73,153
Asia Pacific	$5,287	$7,947	$6,572	$9,295	$29,101
Construction Adhesives	$12,413	$23,369	$24,699	$17,980	$78,461
Engineering Adhesives	$20,373	$26,389	$24,145	$32,516	$103,423
Corporate Unallocated	$1,206	$2,868	$819	$(185)	$4,708
Total H.B. Fuller	$85,177	$122,735	$120,269	$120,571	$448,753

Adjusted EBITDA Margin
Americas Adhesives	11.8%	15.2%	17.7%	15.9%	15.2%
EIMEA	9.6%	11.9%	9.7%	10.7%	10.5%
Asia Pacific	7.9%	10.7%	10.0%	13.1%	10.5%
Construction Adhesives	12.6%	19.0%	19.9%	16.8%	17.4%
Engineering Adhesives	15.9%	18.4%	17.3%	21.7%	18.4%
Total H.B. Fuller	11.9%	15.5%	15.6%	15.7%	14.8%

3 Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures. Adjusted EBITDA is defined as net income before interest, income taxes, depreciation and amortization and the specific adjustments shown within the Regulation G reconciliations below. Adjusted EBITDA margin is defined as adjusted EBITDA divided by net revenue.

H.B. Fuller Segment Financial Information (Restated for Pension Adjustment and Customer Realignment)

Quarter ended March 3, 20183

In thousands (unaudited)

	Prior	Pension Adjustment	Customer Realignment Adjustment	Recast
Net Revenue
Americas Adhesives	$261,331	$-	$(10,368)	$250,963
EIMEA	$178,583	$-	$(9,605)	$168,978
Asia Pacific	$66,674	$-	$(65)	$66,609
Construction Adhesives	$97,245	$-	$1,012	$98,257
Engineering Adhesives	$109,246	$-	$19,026	$128,272
Total H.B. Fuller	$713,079	$-	$-	$713,079

Segment Operating Income
Americas Adhesives	$17,511	$(1,862)	$(1,112)	$14,537
EIMEA	$7,838	$(966)	$(980)	$5,892
Asia Pacific	$2,322	$(38)	$21	$2,305
Construction Adhesives	$1,265	$(828)	$24	$461
Engineering Adhesives	$7,749	$(185)	$2,047	$9,611
Total H.B. Fuller	$36,685	$(3,879)	$-	$32,806

Adjusted EBITDA
Americas Adhesives	$31,747	$-	$(2,108)	$29,639
EIMEA	$18,401	$-	$(2,142)	$16,259
Asia Pacific	$5,292	$-	$(5)	$5,287
Construction Adhesives	$12,502	$-	$(89)	$12,413
Engineering Adhesives	$16,029	$-	$4,344	$20,373
Corporate Unallocated	$1,206	$-	$-	$1,206
Total H.B. Fuller	$85,177	$-	$-	$85,177

Adjusted EBITDA Margin
Americas Adhesives	12.1%			11.8%
EIMEA	10.3%			9.6%
Asia Pacific	7.9%			7.9%
Construction Adhesives	12.9%			12.6%
Engineering Adhesives	14.7%			15.9%
Total H.B. Fuller	11.9%			11.9%

H.B. Fuller Segment Financial Information (Restated for Pension Adjustment and Customer Realignment)

Quarter ended June 2, 20183

In thousands (unaudited)

	Prior	Pension Adjustment	Customer Realignment Adjustment	Recast
Net Revenue
Americas Adhesives	$277,992	$-	$(11,760)	$266,232
EIMEA	$193,427	$-	$(11,252)	$182,175
Asia Pacific	$74,326	$-	$95	$74,421
Construction Adhesives	$121,795	$-	$1,096	$122,891
Engineering Adhesives	$121,847	$-	$21,821	$143,668
Total H.B. Fuller	$789,387	$-	$-	$789,387

Segment Operating Income
Americas Adhesives	$32,607	$(1,863)	$(3,962)	$26,782
EIMEA	$14,040	$(976)	$(2,441)	$10,623
Asia Pacific	$5,040	$(38)	$21	$5,023
Construction Adhesives	$11,673	$(827)	$1,196	$12,042
Engineering Adhesives	$13,826	$(185)	$5,186	$18,827
Total H.B. Fuller	$77,186	$(3,889)	$-	$73,297

Adjusted EBITDA
Americas Adhesives	$44,412	$-	$(3,845)	$40,567
EIMEA	$24,995	$-	$(3,400)	$21,595
Asia Pacific	$7,961	$-	$(14)	$7,947
Construction Adhesives	$23,356	$-	$13	$23,369
Engineering Adhesives	$19,143	$-	$7,246	$26,389
Corporate Unallocated	$2,868	$-	$-	$2,868
Total H.B. Fuller	$122,735	$-	$-	$122,735

Adjusted EBITDA Margin
Americas Adhesives	16.0%			15.2%
EIMEA	12.9%			11.9%
Asia Pacific	10.7%			10.7%
Construction Adhesives	19.2%			19.0%
Engineering Adhesives	15.7%			18.4%
Total H.B. Fuller	15.5%			15.5%

H.B. Fuller Segment Financial Information (Restated for Pension Adjustment and Customer Realignment)

Quarter ended September 1, 20183

In thousands (unaudited)

	Prior	Pension Adjustment	Customer Realignment Adjustment	Recast
Net Revenue
Americas Adhesives	$282,490	$-	$(13,754)	$268,736
EIMEA	$182,020	$-	$(10,515)	$171,505
Asia Pacific	$65,944	$-	$16	$65,960
Construction Adhesives	$121,140	$-	$2,837	$123,977
Engineering Adhesives	$118,513	$-	$21,416	$139,929
Total H.B. Fuller	$770,107	$-	$-	$770,107

Segment Operating Income
Americas Adhesives	$34,816	$(1,861)	$(1,481)	$31,474
EIMEA	$8,758	$(933)	$(1,626)	$6,199
Asia Pacific	$3,694	$(37)	$20	$3,677
Construction Adhesives	$12,767	$(828)	$(32)	$11,907
Engineering Adhesives	$11,100	$(185)	$3,119	$14,034
Total H.B. Fuller	$71,135	$(3,844)	$-	$67,291

Adjusted EBITDA
Americas Adhesives	$50,964	$-	$(3,527)	$47,437
EIMEA	$19,158	$-	$(2,561)	$16,597
Asia Pacific	$6,580	$-	$(8)	$6,572
Construction Adhesives	$23,516	$-	$1,183	$24,699
Engineering Adhesives	$19,232	$-	$4,913	$24,145
Corporate Unallocated	$819	$-	$-	$819
Total H.B. Fuller	$120,269	$-	$-	$120,269

Adjusted EBITDA Margin
Americas Adhesives	18.0%			17.7%
EIMEA	10.5%			9.7%
Asia Pacific	10.0%			10.0%
Construction Adhesives	19.4%			19.9%
Engineering Adhesives	16.2%			17.3%
Total H.B. Fuller	15.6%			15.6%

H.B. Fuller Segment Financial Information (Restated for Pension Adjustment and Customer Realignment)

Quarter ended December 1, 20183

In thousands (unaudited)

	Prior	Pension Adjustment	Customer Realignment Adjustment	Recast
Net Revenue
Americas Adhesives	$278,105	$-	$(12,671)	$265,434
EIMEA	$184,522	$-	$(9,732)	$174,790
Asia Pacific	$71,135	$-	$37	$71,172
Construction Adhesives	$105,922	$-	$999	$106,921
Engineering Adhesives	$128,745	$-	$21,367	$150,112
Total H.B. Fuller	$768,429	$-	$-	$768,429

Segment Operating Income
Americas Adhesives	$30,430	$(2,403)	$(1,854)	$26,173
EIMEA	$9,424	$(1,281)	$(1,268)	$6,875
Asia Pacific	$6,939	$(208)	$6	$6,737
Construction Adhesives	$7,212	$(1,006)	$(198)	$6,008
Engineering Adhesives	$15,751	$(361)	$3,314	$18,704
Total H.B. Fuller	$69,756	$(5,259)	$-	$64,497

Adjusted EBITDA
Americas Adhesives	$44,988	$-	$(2,725)	$42,263
EIMEA	$20,937	$-	$(2,235)	$18,702
Asia Pacific	$9,312	$-	$(17)	$9,295
Construction Adhesives	$18,460	$-	$(480)	$17,980
Engineering Adhesives	$27,059	$-	$5,457	$32,516
Corporate Unallocated	$(185)	$-	$-	$(185)
Total H.B. Fuller	$120,571	$-	$-	$120,571

Adjusted EBITDA Margin
Americas Adhesives	16.2%			15.9%
EIMEA	11.3%			10.7%
Asia Pacific	13.1%			13.1%
Construction Adhesives	17.4%			16.8%
Engineering Adhesives	21.0%			21.7%
Total H.B. Fuller	15.7%			15.7%

H.B. Fuller Segment Financial Information (Restated for Pension Adjustment and Customer Realignment)

Fiscal year ended December 1, 20183

In thousands (unaudited)

	Prior	Pension Adjustment	Customer Realignment Adjustment	Recast
Net Revenue
Americas Adhesives	$1,099,918	$-	$(48,553)	$1,051,365
EIMEA	$738,553	$-	$(41,105)	$697,448
Asia Pacific	$278,079	$-	$83	$278,162
Construction Adhesives	$446,101	$-	$5,945	$452,046
Engineering Adhesives	$478,351	$-	$83,630	$561,981
Total H.B. Fuller	$3,041,002	$-	$-	$3,041,002

Segment Operating Income
Americas Adhesives	$115,363	$(7,989)	$(8,408)	$98,966
EIMEA	$40,060	$(4,156)	$(6,315)	$29,589
Asia Pacific	$17,995	$(321)	$68	$17,742
Construction Adhesives	$32,917	$(3,489)	$990	$30,418
Engineering Adhesives	$48,427	$(916)	$13,665	$61,176
Total H.B. Fuller	$254,762	$(16,871)	$-	$237,891

Adjusted EBITDA
Americas Adhesives	$172,112	$-	$(12,205)	$159,907
EIMEA	$83,491	$-	$(10,338)	$73,153
Asia Pacific	$29,145	$-	$(44)	$29,101
Construction Adhesives	$77,834	$-	$627	$78,461
Engineering Adhesives	$81,463	$-	$21,960	$103,423
Corporate Unallocated	$4,708	$-	$-	$4,708
Total H.B. Fuller	$448,753	$-	$-	$448,753

Adjusted EBITDA Margin
Americas Adhesives	15.6%			15.2%
EIMEA	11.3%			10.5%
Asia Pacific	10.5%			10.5%
Construction Adhesives	17.4%			17.4%
Engineering Adhesives	17.0%			18.4%
Total H.B. Fuller	14.8%			14.8%

H.B. Fuller Segment Financial Information (Restated for Pension Adjustment and Customer Realignment)

Regulation G Reconciliation

In thousands (unaudited)

	Americas		Asia	Construction	Engineering			H.B. Fuller
	Adhesives	EIMEA	Pacific	Adhesives	Adhesives	Total	Unallocated	Consolidated

Quarter Ended March 3, 2018	$16,399	$6,858	$2,343	$1,289	$9,796	$36,685	$10,997	$47,682
Net income attributable to H.B. Fuller

Adjustments:
Acquisition project costs	492	12	7	6	42	559	(184)	375
Tonsan call option agreement	-	-	-	-	48	48	77	125
Organizational realignment	126	62	3	215	4	410	338	748
Royal Restructuring	2,942	1,561	525	1,317	1,109	7,454	(2,526)	4,928
Tax Reform	-	-	-	-	-	-	(35,186)	(35,186)
Project ONE	843	528	248	253	272	2,144	(750)	1,394
Other	2	1	1	1	1	6	(1,719)	(1,713)
Adjusted net income attributable to H.B. Fuller	20,804	9,022	3,127	3,081	11,272	47,306	(28,953)	18,353

Add:
Interest expense	-	-	-	-	-	-	27,468	27,468
Interest income	-	-	-	-	-	-	(3,042)	(3,042)
Income taxes	-	-	-	-	-	-	5,733	5,733
Depreciation and amorization expense	8,835	7,237	2,160	9,332	9,101	36,665	-	36,665

Adjusted EBITDA	$29,639	$16,259	$5,287	$12,413	$20,373	$83,971	$1,206	$85,177

	Americas		Asia	Construction	Engineering		Corporate	H.B. Fuller
	Adhesives	EIMEA	Pacific	Adhesives	Adhesives	Total	Unallocated	Consolidated

Quarter Ended June 2, 2018	$28,645	$11,599	$5,061	$12,869	$19,012	$77,186	$(32,735)	$44,451
Net income attributable to H.B. Fuller

Adjustments:
Acquisition project costs	354	34	16	16	29	449	(152)	297
Tonsan call option agreement	-	-	-	-	(2,373)	(2,373)	79	(2,294)
Organizational realignment	54	656	(1)	145	(1)	853	(117)	736
Royal restructuring and integration	2,202	1,711	540	1,149	926	6,528	(2,194)	4,334
Tax reform	-	-	-	-	-	-	(151)	(151)
Project ONE	613	383	181	183	198	1,558	(545)	1,013
Other	18	-	-	-	-	18	(2,026)	(2,008)

Adjusted net income attributable to H.B. Fuller	31,886	14,383	5,797	14,362	17,791	84,219	(37,841)	46,378

Add:
Interest expense	-	-	-	-	-	-	27,938	27,938
Interest income	-	-	-	-	-	-	(2,794)	(2,794)
Income taxes	-	-	-	-	-	-	15,565	15,565
Depreciation and amortization expense	8,681	7,212	2,150	9,007	8,598	35,648	-	35,648

Adjusted EBITDA	$40,567	$21,595	$7,947	$23,369	$26,389	$119,867	$2,868	$122,735

Note: Adjusted net income attributable to H.B. Fuller and adjusted EBITDA are non-GAAP financial measures. The tables above provide a reconciliation of adjusted net income attributable to H.B. Fuller and adjusted EBITDA to net income attributable to H.B. Fuller, the most directly comparable financial measure determined and reported in accordance with GAAP. Figures may not tie due to rounding.

H.B. Fuller Segment Financial Information (Restated for Pension Adjustment and Customer Realignment)

Regulation G Reconciliation

In thousands (unaudited)

	Americas		Asia	Construction	Engineering		Corporate	H.B. Fuller
	Adhesives	EIMEA	Pacific	Adhesives	Adhesives	Total	Unallocated	Consolidated

Quarter Ended September 1, 2018	$33,335	$7,132	$3,714	$12,735	$14,219	$71,135	$(33,405)	$37,730
Net income attributable to H.B. Fuller

Adjustments:
Acquisition project costs	2,037	26	12	13	13	2,101	(556)	1,545
Tonsan call option agreement	-	-	-	-	2	2	108	110
Organizational realignment	8	623	2	399	2	1,034	(151)	883
Royal restructuring and integration	2,171	1,272	418	1,871	759	6,491	(1,331)	5,160
Tax reform	-	-	-	-	-	-	(802)	(802)
Project ONE	1,008	631	298	302	325	2,564	(642)	1,922
Other	-	-	-	-	-	-	(1,882)	(1,882)

Adjusted net income attributable to H.B. Fuller	38,559	9,684	4,444	15,320	15,320	83,327	(38,661)	44,666

Add:
Interest expense	-	-	-	-	-	-	27,750	27,750
Interest income	-	-	-	-	-	-	(2,934)	(2,934)
Income taxes	-	-	-	-	-	-	14,664	14,664
Depreciation and amortization expense	8,878	6,913	2,128	9,379	8,825	36,123	-	36,123

Adjusted EBITDA	$47,437	$16,597	$6,572	$24,699	$24,145	$119,450	$819	$120,269

	Americas		Asia	Construction	Engineering		Corporate	H.B. Fuller
	Adhesives	EIMEA	Pacific	Adhesives	Adhesives	Total	Unallocated	Consolidated
Quarter Ended December 1, 2018	$28,576	$8,153	$6,945	$7,015	$19,067	$69,756	$(28,411)	$41,345
Net income attributable to H.B. Fuller

Adjustments:
Acquisition project costs	796	22	10	10	11	849	(233)	616
Tonsan call option agreement	-	-	-	-	3,449	3,449	106	3,555
Organizational realignment	12	361	4	163	4	544	(75)	469
Royal restructuring and integration	1,688	3,053	391	1,506	1,287	7,925	(1,995)	5,930
Tax reform	120	75	35	36	39	305	(7,443)	(7,138)
Project ONE	236	148	70	71	76	601	(150)	451
Other	1,796	(8)	(169)	(77)	(179)	1,363	(27)	1,336

Adjusted net income attributable to H.B. Fuller	33,224	11,804	7,286	8,724	23,754	84,792	(38,228)	46,564

Add:
Interest expense	-	-	-	-	-	-	27,468	27,468
Interest income	-	-	-	-	-	-	(3,005)	(3,005)
Income taxes	-	-	-	-	-	-	13,580	13,580
Depreciation and amortization expense	9,039	6,898	2,009	9,256	8,762	35,964	-	35,964
Adjusted EBITDA	$42,263	$18,702	$9,295	$17,980	$32,516	$120,756	$(185)	$120,571

Note: Adjusted net income attributable to H.B. Fuller and adjusted EBITDA are non-GAAP financial measures. The tables above provide a reconciliation of adjusted net income attributable to H.B. Fuller and adjusted EBITDA to net income attributable to H.B. Fuller, the most directly comparable financial measure determined and reported in accordance with GAAP. Figures may not tie due to rounding.

H.B. Fuller Segment Financial Information (Restated for Pension Adjustment and Customer Realignment)

Regulation G Reconciliation

In thousands (unaudited)

	Americas		Asia	Construction	Engineering		Corporate	H.B. Fuller
	Adhesives	EIMEA	Pacific	Adhesives	Adhesives	Total	Unallocated	Consolidated

Year Ended December 1, 2018	$106,955	$33,742	$18,063	$33,908	$62,094	$254,762	$(83,554)	$171,208
Net income attributable to H.B. Fuller

Adjustments:
Acquisition project costs	3,679	94	45	45	95	3,958	(1,125)	2,833
Tonsan call option agreement	-	-	-	-	1,126	1,126	370	1,496
Organizational realignment	200	1,702	8	922	9	2,841	(5)	2,836
Royal restructuring and integration	9,002	7,597	1,874	5,843	4,081	28,397	(8,046)	20,351
Tax reform	121	75	35	36	39	306	(43,582)	(43,276)
Project ONE	2,700	1,690	797	809	871	6,867	(2,087)	4,780
Other	1,817	(7)	(168)	(76)	(178)	1,388	(5,654)	(4,266)

Adjusted net income attributable to H.B. Fuller	124,474	44,893	20,654	41,487	68,137	299,645	(143,683)	155,962

Add:
Interest expense	-	-	-	-	-	-	110,624	110,624
Interest income	-	-	-	-	-	-	(11,774)	(11,774)
Income taxes	-	-	-	-	-	-	49,541	49,541
Depreciation and amortization expense	35,433	28,260	8,447	36,974	35,286	144,400	-	144,400
Adjusted EBITDA	$159,907	$73,153	$29,101	$78,461	$103,423	$444,045	$4,708	$448,753

Note: Adjusted net income attributable to H.B. Fuller and adjusted EBITDA are non-GAAP financial measures. The table above provides a reconciliation of adjusted net income attributable to H.B. Fuller and adjusted EBITDA to net income attributable to H.B. Fuller, the most directly comparable financial measure determined and reported in accordance with GAAP. Figures may not tie due to rounding.